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                           ON Technology Corporation

                                  Exhibit 23.1

                                Arthur Andersen



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements No.'s 33-95194, 33-95192, 33-98688 and 333-44367



                                        /s/ Arthur Andersen LLP
                                        --------------------------------
                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts,
March 25, 1998